NON-COMPETITION AND CONFIDENTIALITY AGREEMENT


     THIS AGREEMENT (the "Agreement") is made and entered into as of this 16th day of July, 2007, by and between HENRY CULP, JR. ("Culp"), an individual, SECURITY NATIONAL FINANCIAL CORPORATION ("Security National"), a Utah corporation, and C & J FINANCIAL, LLC ("C & J Financial"), an Alabama limited liability company.

                                   WITNESSETH:

     WHEREAS, contemporaneously with the execution and delivery hereof, Security National is acquiring the business of C & J Financial, pursuant to a Unit Purchase Agreement dated July 16, 2007, to which Security National, C & J Financial, Henry Culp, Jr., Culp and the Unitholder of C & J Financial are parties (the "Purchase Agreement"); and

     WHEREAS, execution by Culp of this Agreement is a closing condition under the Purchase Agreement; and

     WHEREAS, prior to the consummation of such purchase, Culp was an owner and unitholder of C & J Financial; and

     WHEREAS, competition by Culp with C & J Financial or use or disclosure by Culp of confidential and proprietary information of C & J Financial will result directly in damage to C & J Financial and its business properties, assets and goodwill and will cause the loss by Security National of the benefit of its bargain with C & J Financial;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1 - Covenant Not to Compete

          1.1 Culp hereby covenants and agrees that for a period of five (5) years (the "Term") from the date of this Agreement that he will not directly or indirectly own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be connected with (as director, officer, employee, agent, independent contractor of otherwise) in any other manner with any business which is the same or substantially similar in nature to the business engaged in by C & J Financial, which is the operation of a factoring business with the principal purpose of providing financing for funeral homes and mortuaries, in the State of Alabama and each of the other states in the United States in which C & J Financial is now engaged or becomes engaged during the Term of this Agreement (whether directly or indirectly through subsidiaries, affiliates, franchisees, licensees, representatives, agents or otherwise) for a period of five (5) years from the date of this Agreement.

          1.2 Culp shall not, directly or indirectly, employ, solicit for employment, or advise or recommend to any other person that they employ or solicit for employment, any employee of C & J
               Financial, for a period of five (5) years from the date of this Agreement; provided however, that this Section shall not preclude Culp from giving an employment reference at the request of any employee of C & J Financial or at the request of a prospective employer of such employee.

          1.3 Culp shall not, during the Term of this Agreement, engage in any employment, occupation, consulting or other business activity directly related to the business in which C & J Financial is now involved or becomes involved during the Term of this Agreement, nor will Culp engage in any other activities that conflict with Culp's obligations to C & J Financial.

          1.4 Culp understands and acknowledges irreparable injury would befall C & J Financial should Culp serve a competitor of, or compete with C & J Financial.

          1.5 Culp covenants and agrees that C & J Financial's remedy at law for any breach or violation of the provisions of this Section 1 are inadequate and that, in the event of any such breach or violation, C & J Financial shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

          1.6 Culp specifically acknowledges and agrees that the limitation for five (5) years from the date of this Agreement upon Culp's activities as specified above, together with the geographical limitations set forth above, are reasonable limitations as to time and place upon Culp's activities and that the restrictions are necessary to preserve, promote and protect the business, accounts and goodwill of C & J Financial and impose no greater restraint than is reasonably necessary to secure such protection.

          1.7 In the event that any provision of this Section 1 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this
               Section 1 and,  to the  fullest  extent  permitted  by law,  this
               Section 1 shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable but rather to provide the broadest protection to C & J Financial permitted by law.

         Section 2 - Confidential Information Agreement.

          2.1 Culp agrees that he will keep confidential and will not, during or after the Term of this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information, trade secrets, customer information, marketing information, sales information, cost information, technical data, know-how, secret processes, discoveries, methods, patentable or unpatentable ideas, formulae, processing techniques or technical operations relating to the business, business practices, methods, products, processes, equipment or any confidential or secret aspect of the business of C & J Financial (collectively, the "Confidential Information") without the prior written consent of C & J Financial. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by C & J Financial, Culp shall return to C & J Financial all written records of any Confidential Information, together with any and all copies of such records, in Culp's possession. Any Confidential Information which Culp may conceive of or make during the Term of this Agreement shall be and remain the property of C & J Financial. Culp agrees promptly to communicate and disclose all such Confidential Information to C & J Financial and to execute and deliver to C & J Financial any instruments deemed necessary by C & J Financial to effect disclosure and assignment thereof to it.

         Section 3 - Warranties and Representations

          3.1 Each party represents to the other party and warrants that such party has all of the requisite power and authority to enter into this Agreement and to perform each and every term, provision, and obligation of this Agreement and that neither the execution nor delivery of this Agreement shall conflict with or result in a breach of the terms, provisions, or obligations of, or constitute a default under, any other agreement or instrument under which such party is obligated.

         Section 4 - Assignment

          4.1 This Agreement is personal to Culp and Culp shall not have the right to assign or otherwise transfer in whole or in part his duties under this Agreement.

          4.2 C & J Financial shall have the right to assign or transfer in whole or in part its rights and obligations under this Agreement, provided that no assignment or transfer by C & J Financial shall be deemed effective unless and until such assignee or transferee has agreed in writing to be bound by the terms and provisions of this Agreement; in such event, the term "C & J Financial" as used herein shall include such assignee or transferee.

         Section 5 - Notices

          5.1 All notices, demands, and other communications under this Agreement shall be in writing and shall be transmitted by United States certified or registered mail, postage prepaid, or by reputable private express courier, or by telex or telegram or by facsimile transmission to the parties at the following locations or facsimile numbers:

               (a)  In the case of C & J Financial:

                           C & J Financial, LLC
                           5300 South 360 West, Suite 250
                           Salt Lake City, Utah 84123
                           Facsimile Number:  (801) 287-8378

                           With a copy to:

                           Mackey Price Thompson & Ostler
                           350 American Plaza II
                           57 West 200 South
                           Salt Lake City, Utah 84107
                           Attn:  Randall A. Mackey, Esq.
                           Facsimile Number:  (801) 575-5006

                  (b) In the case of Culp:

                           Culp Industries, Incorporated
                           170 Jester Parkway
                           Rainbow City, Alabama 35906
                           Attn:  Henry Culp, Jr., President
                           Facsimile Number:  (256) 442-0107

                           With a copy to:

                           Henslee, Robertson, Straum & Sullivan, LLC
                           754 Chestnut Street
                           P.O. Box 246 Gadsden, Alabama 35902 Attn: R. Kent Henslee, Esq. Facsimile Number: (256) 442-0107

     The parties hereto may give written notice of change of address and, after such notice has been received, any notice or request shall thereafter be given to such party at the changed address.

         Section 6 - Applicable Law

          6.1 The validity and interpretation of this Agreement shall be governed by and enforced and interpreted under and in accordance with the laws of Alabama as such law shall from time to time be in effect.

         Section 7 - Attorney's Fees

          7.1 In the event there is a default under this Agreement and it becomes reasonably necessary for any party to employ the services of an attorney, either to enforce or terminate this Agreement, with or without litigation, the losing party or parties to the controversy arising out of the default shall pay to the successful party or parties reasonable attorney's fees and, in addition, such costs and expenses as are incurred in enforcing or in terminating this Agreement.

         Section 8 - General Provisions

          8.1 The parties hereto have read this Agreement and agree to be bound by all its terms. The parties further agree that this Agreement shall constitute the complete and exclusive statement of the Agreement between them and supercedes all proposals, oral or written, and all other communications between them.

          8.2 No agreement changing, modifying, amending, extending, superceding, or discharging this Agreement or any provisions hereof shall be valid unless it is in writing and is signed by a duly authorized representative of the party or parties to this Agreement.

          8.3 The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          8.4 The failure of any of the parties hereto to enforce any of the provisions of this Agreement or any rights with respect thereto or the failure to exercise any election provided for herein, shall in no way be considered a waiver of such provisions, rights or elections or in any way affect the validity of this Agreement. No term or provision hereof shall be deemed waived and no breach excused, unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. The failure by any of the parties hereto to enforce any of said provisions, rights, or elections shall not preclude or prejudice such party from either enforcing or exercising the same or any other provisions, rights, or elections which such party may have under this agreement. Any consent by any party to, or waiver of, a breach of this Agreement by the other party (whether expressed or implied) shall not constitute a consent to, a waiver of, or excuse of different or substitute breach. All remedies herein conferred upon any party shall be cumulative and no one shall be exclusive of any other remedy conferred herein by law or equity.

          8.5 This Agreement shall be binding not only upon the parties hereto, but also upon, without limitation thereto, their successors, heirs, devises, divisions, subsidiaries, officers, directors, employees, agents, representatives, and any and all persons or entities in privity with them or having notice of this Agreement.

          8.6 Headings used in the Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

         8.7 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, all of which constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first mentioned above.



                           /s/ Henry Culp, Jr.
                               Henry Culp, Jr.


                          SECURITY NATIONAL FINANCIAL CORPORATION


                  By: /s/ Scott M. Quist
                     ------------------
                     Scott M. Quist, President


                          C & J FINANCIAL, LLC


                  By: /s/ Scott M. Quist
                      -----------------
                  Scott M. Quist, President and Manager